UNCONDITIONAL AND CONTINUING GUARANTY
                       OF PAYMENT AND PERFORMANCE


     THIS GUARANTY ("Guaranty") is made as of the 29th day of December, 1997, by MEDICORE, INC., a Florida corporation (the "Guarantor") in favor of BARNETT BANK, N.A., a national banking association ("Lender").

                           R E C I T A L S :

     A. Lender has agreed to make a revolving credit loan facility avail-able to Techdyne, Inc., a Florida corporation ("Borrower"), in the aggre-gate principal amount at any one time outstanding of $1,600,000 (all loans now or hereafter made under such facility are collectively called the "Loans").

     B. The Loans shall be evidenced by a Revolving Promissory Note of even date herewith executed by Borrower to the order of Lender (as same may be amended, modified, extended or renewed from time to time, without the necessity of notice to or the consent of the Guarantor, the "Note").

     C. The Loans are to be made pursuant to, and are secured by, among other documents, a Loan and Security Agreement dated February 8, 1996 between Borrower and Barnett Bank of South Florida, N.A., as amended by a First Amendment to Loan and Security Agreement, Loan Agreement, and Security Agreement dated July 31, 1997, and Second Amendment to Loan Agreement of even date herewith between Borrower and Lender (as so amended and as the same may be amended, modified, extended or renewed from time to time, without the necessity of notice to or the consent of the Guarantor, the "Loan Agreement").

     D. Lender may from time to time issue and renew banker's acceptances at the request of the Borrower under or in connection with the Loan Agree-ment (all such banker's acceptances, as the same may be amended, modified, extended or renewed from time to time, without the necessity of notice to or the consent of the Guarantor, are collectively called the "Banker's Acceptances"). All agreements and other documents from time to time executed in connection with the Banker's Acceptances or any of them, as such agreements and other documents may be amended, modified, extended or renewed from time to time, without the necessity of notice to or the consent of the Guarantor, are collectively called the "Acceptance Agree-ments".

     E. The Borrower is a subsidiary of Guarantor, and accordingly, the Guarantor will benefit from the Loans, the issuance of the Banker's Accep-tances and all transactions relating thereto.

     F. Lender would not make the Loans or issue any Banker's Acceptances solely upon the covenants of the Borrower under the Note, Loan Agreement, Acceptance Agreements and other loan documents, but requires, as further security therefor, an unconditional and irrevocable guaranty of payment and performance respecting the Loans and the Acceptance Agreements from Guarantor.

     NOW, THEREFORE, in consideration of the premises, and to induce Lender to make the Loans and to issue the Banker's Acceptances, and in considera-tion thereof, Guarantor guarantees and agrees as follows:

     1.   Recitations.  Each and all of the foregoing recitals are true
          -----------
and correct and are incorporated herein by reference.

     2.   Capitalized Terms.  All capitalized terms utilized in this
          -----------------
Guaranty, unless specifically otherwise defined herein, shall have the meanings assigned to such terms in the Loan Agreement.

     3.   Guaranty.  Guarantor hereby absolutely, irrevocably and uncondi-
          --------
tionally guarantees (as primary obligor and not merely as sureties) to Lender and its successors and assigns the full and prompt payment (whether at stated maturity, by acceleration, or otherwise) and performance of the "Obligations" as hereinafter defined. "Obligations" shall mean:

          (a)  All "Obligations" as such term is defined in the Loan
     Agreement;

          (b) All principal, interest, attorneys' fees, loan fees, liabil-ities for costs and expenses and all other indebtedness, obligations and liabilities of Borrower to Lender at any time created or arising under or in connection with the Loans, the Banker's Acceptances, the Note, Loan Agreement, Acceptance Agreements, or any other document now or hereafter executed in connection with the Loans or the Banker's Acceptances (or any of them) or as security for the Loans or any of the Banker's Acceptances or any amendment, extension, renewal, or modification thereto or substitution therefor (which may be made with out notice to or the consent of the Guarantor). The Loan Agreement, Note, Acceptance Agreements and all other documents evidencing, securing or otherwise relating to the Loans, the Banker's Acceptances or any of them, whether now or hereafter existing, as the same may be amended, modified, extended or renewed from time to time, without the necessity of notice to or the consent of the Guarantor, are sometimes collectively called the "Loan Documents";

          (c) All agreements, covenants, indemnities, terms, conditions, and other obligations to be performed by, or on behalf of, Borrower under the Loan Documents; and

          (d) All costs, expenses and fees, including but not limited to court costs and attorneys' fees, arising in connection with, or as a consequence of the non-payment, non-performance or non-observance of all amounts, indebtedness, obligations and liabilities of Borrower to Lender described in items (a), (b) and (c) of this Section 3.

Upon payment and performance in full of the Obligations and the termination of any further liability of Lender under the Loan Documents and the Banker's Acceptances, this Guaranty shall terminate, subject, however, to reinstatement pursuant to Section 10 below if any payment made with respect to the Obligations is rescinded or must otherwise be restored or returned by Lender.

     4.   Guaranty of Payment.  This is an irrevocable, absolute, contin-
          -------------------
uing guaranty of payment (inter alia) and not a guaranty of collection and is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by the Borrower or upon any other event, contingency or circumstance whatsoever. If for any reason the Borrower shall fail or be unable duly, punctually and fully to pay and perform the Obligations as and when the same shall become due, the Guarantor, without demand, presentment, protest or notice of any kind, will forthwith pay or perform the Obligations in accordance with the terms of such Loan Documents. All such payments shall be made in lawful money of the United States and at the place specified in the Note, with interest thereon until paid at the rate set forth in the Loan

Documents. The Guarantor, promptly after demand, will pay to the Lender the reasonable costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and expenses of counsel (before trial, at trial, at all appellate levels, in bankruptcy, and otherwise). Guarantor waives any right to require that any action be brought against Borrower or any other person or to require that resort be made to any security and Lender may, at its option, proceed against the Guarantor in the first instance to collect any monies the payment of which is guaranteed hereby, without first proceeding against Borrower or any other person and without first resorting to any security held by it as collateral or to any other remedies. The liability of the Guarantor hereunder shall be in no way affected or impaired by an acceptance by Lender of any security for, or other guarantors upon, any indebtedness, liability or obligation of Borrower to the Lender, or by any failure, delay, neglect or omission by Lender to realize upon or protect any such indebtedness, liability or obligation or any notes or other instruments evidencing same or any collateral or security therefor.

     5.   Obligations of Guarantor Unconditional.  The obligations of the
          --------------------------------------
Guarantor under this Guaranty shall be primary, absolute and unconditional obligations of the Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, defer-ment, reduction or defense based upon any claim the Guarantor or any other person may have against the Borrower, the Lender or any other person, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance, contin-gency or condition whatsoever (whether or not the Guarantor, the Borrower or the Lender shall have any knowledge or notice thereof and whether occurring prior to or after the date of this Guaranty), including, without limitation:

          (a) Any termination (other than by payment in full, subject to the provisions of Section 10 below), amendment or modification of or deletion from or addition or supplement to or other change, modifica-tion, extension, substitution or renewal of any of the Loan Documents or any other instrument or agreement applicable to any of the parties to any of the Loan Documents;

          (b) Any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any person to perfect any interest in any collateral;

          (c) Any failure, omission or delay on the part of the Borrower to conform or comply with any term of any of the Loan Documents or any other instrument or agreement referred to in subsection (a) above, including, without limitation, failure to give notice to the Guarantor of the occurrence of a default under any Loan Document;

          (d) Any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Loan Document or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Loan Documents or any other instrument or agreement referred to in subsection (a) above, or any obligation or liability of the Borrower, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

          (e) Any failure, omission or delay on the part of the Lender to enforce, assert or exercise any right, power or remedy conferred on it in this Guaranty, or any such failure, omission or delay on the part of the Lender in connection with any Loan Document or any other action or inaction on the part of the Lender;

          (f) Any voluntary or involuntary bankruptcy, insolvency, reor-ganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshalling of assets and liabilities or similar pro-ceedings with respect to the Borrower, the Guarantor or any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

          (g) Any limitation on the liability or obligations of the Borrower or any other person under any of the Loan Documents or any discharge, termination or cancellation (other than by payment in full), frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Loan Documents or any other agreement or instrument referred to in subsection (a) above or any term hereof;

          (h) Any merger or consolidation of the Borrower or the Guarantor into or with any other corporation, or any sale, lease or transfer or any of the assets of the Borrower or the Guarantor to any other person;

          (i) Any change in the relationship between the Borrower and the Guarantor or any termination of such relationship;

          (j) Any law, regulation, or decree now or hereafter in effect in any jurisdiction which might in any manner affect any of the Obliga tions or the rights of Lender with respect thereto;

          (k) Any release or discharge, by operation of law, of the Guarantor from the performance or observance of any particular obli-gation, covenant or agreement contained in this Guaranty;

          (l) Any counterclaim, defense, reduction or set-off the Borrower may have with respect to any of the Obligations; or

          (m) Any other occurrence, circumstance, happening or event what-soever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might other-wise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the Guarantor.

     6.   Full Recourse Obligations.  The obligations and liabilities of
          -------------------------
the Guarantor set forth herein constitute the full recourse obligations of the Guarantor enforceable against the Guarantor to the full extent of all its assets and properties.

     7.   Waiver.  The Guarantor unconditionally waives, to the fullest
          ------
extent permitted by applicable law:

          (a) Notice of acceptance of this Guaranty by Lender, or of the creation, renewal or accrual of any liability of Borrower, present or future, or of the reliance of Lender upon this Guaranty (it being understood that every indebtedness, liability and obligation of Borrower to Lender shall conclusively be presumed to have been created, contracted or incurred in reliance upon this Guaranty);

          (b)  Notice of any of the matters referred to in Section 5;

          (c) Notice to the Guarantor of the incurrence of any of the Obligations, notice to the Guarantor or the Borrower of any breach or default by the Borrower with respect to any of the Obligations, notice of acceleration or intent to accelerate, or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Lender against the Borrower or the Guarantor;

          (d) Presentment to or demand of payment from the Borrower, the Guarantor or any other person with respect to the Note or protest for nonpayment or dishonor;

          (e) Any right to require Lender to enforce, assert or exercise any right, power, privilege or remedy conferred in any Loan Document or otherwise and notice of Lender's exercise of any such right, privilege or remedy;

          (f)  Any requirement of diligence on the part of the Lender;

          (g) Any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Loan Document;

          (h) Defense of the statute of limitations in any action here-under or for the collection of any indebtedness or the performance of any Obligations hereby guaranteed; and any defense arising by virtue of (i) the lack of authority of the Borrower or any other person, or
     (ii) the failure of Lender to file or enforce a claim of any kind;

          (i) Any notice of sale, transfer or other disposition of any right, title to or interest in the Loan Documents by the Lender;

          (j) Any duty on the part of Lender to disclose to Guarantor any facts which Lender may now or hereafter know about Borrower, regard-less of whether Lender has reason to believe that any such facts materially increase the risk beyond that which the Guarantor intends to assume, has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed the Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of non-payment of all Obligations hereby guaranteed; and

          (k) Any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against the Guarantor.

     8.   Waiver of Subrogation.  The Guarantor hereby irrevocably and
          ---------------------
forever waives any claim, remedy or right which the Guarantor may now have or hereafter acquire against the Borrower that arises hereunder and/or as a result of the payment or performance by the Guarantor under this Guaranty, including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, indemnification, or participation in any claim, remedy or right of Lender against the Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, under contract, by statute, under common law or otherwise.

     9.   Consent to Extensions, Renewals and Releases.  Guarantor hereby
          --------------------------------------------
agrees that Lender may, from time to time, before or after any default by Borrower, with or without further notice to or assent from the Guarantor, without in any manner affecting the liability of Guarantor, and upon such terms and conditions as it may deem advisable: (a) extend in whole or in part (by renewal or otherwise), modify, accelerate, change or release any indebtedness, liability or obligation of Borrower or of any other person liable for any indebtedness, liability or obligation of Borrower, or waive any default with respect thereto; (b) sell, release, surrender, modify, impair, exchange, substitute or (if a chose or choses in action) extend the duration or the time for performance or payment of any and all property, of any nature and from whomsoever received, held by Lender as security for the payment or performance of any indebtedness, liability or obligation of Borrower to Lender; and (c) settle, adjust or compromise any claim of Lender against Borrower or any other person liable for any indebtedness, liability or obligation of Borrower. Guarantor hereby rati-fies and confirms any such extension, renewal, change, release, waiver, surrender, exchange, modification, impairment, substitution, settlement, adjustment or compromise and agree that the same shall be binding upon Guarantor, and Guarantor hereby expressly waives any and all defenses, counterclaims or offsets which Guarantor might or could have by reason thereof, it being understood that Guarantor shall at all times be bound by this Guaranty and remain fully liable to Lender hereunder.

     10.  Effect of Bankruptcy Proceedings, etc.  This Guaranty shall
          -------------------------------------
continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to the Lender pursuant to the terms of any Loan Document is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bank-ruptcy, dissolution, liquidation or reorganization of the Borrower or any other person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Borrower or other person or any substantial part of its property, or other-wise, all as though such payment had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Note or any of the obligations of Borrower under the Acceptance Agreements shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Borrower or any other person of a case or proceeding under a bankruptcy or insol-vency law, the Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Note or such other obligations shall be deemed to have been accelerated with the same effect as if the Lender had accelerated the same in ac-cordance with the terms of the Loan Documents and the Guarantor shall forthwith pay such principal amount, any interest thereon and any other amounts guaranteed hereunder, without further notice or demand.

     11.  Remedies.  In the event that Guarantor shall fail to perform
          --------
promptly as herein provided, Lender shall have the right (from time to time, without first requiring performance on the part of the Borrower) to require payment and performance by the Guarantor of any Obligations, by action at law or in equity or both, and further to collect in any such action reasonable compensation for all loss, costs, damage, injury and expense sustained or incurred by Lender as a consequence of such breach.

     12.  Interest and Expenses of Enforcement.  Any sum required to be
          ------------------------------------
paid by Guarantor to Lender pursuant to the terms hereof shall bear interest at the non-default rate set forth in the Loan Documents from the due date thereof until 10 days after demand from Lender and thereafter all such sums shall bear interest at the Post-Default Rate
(as such term is defined in the Note) until paid.   Guarantor agrees to
pay any and all costs and expenses incurred by Lender in enforcing any rights or remedies under this Guaranty, including, without limitation, all reasonable fees and expenses of the Lender's attorneys, including fees and expenses of any appeals, regardless of whether any specific legal pro-ceedings should be commenced or initiated.

     13.  Consideration.  Guarantor acknowledges that its undertakings
          -------------
hereunder are given in consideration of the Lender making the Loans to Borrower and issuing the Banker's Acceptances at the Borrower's request and that Lender would not make the Loans to Borrower or issue any Banker's Acceptance were it not for the execution and delivery of this Guaranty.

     14.  No Waiver.  No failure on the part of Lender to pursue any remedy
          ---------
hereunder or under the Loan Documents shall constitute a waiver on its part of the right to pursue said remedy on the basis of the same or a subsequent breach. No extension, substitution, modification, amendment or renewal of the Loan Documents shall serve to waive the provisions hereof or discharge Guarantor from any obligation or liability herein contained in whole or in part, except to the extent expressly provided by Lender in writing.

     15.  Guaranty Independent.  Guarantor agrees that all of the obliga-
          --------------------
tions, agreements and liabilities hereunder are joint and several and are independent of and in addition to the undertakings of the Borrower pursuant to the Loan Documents and any other obligations of Guarantor to Lender. A separate action may be brought to enforce the provisions hereof whether or not Borrower is a party in any such action. Borrower and Guarantor may be sued together, or any of them may be sued separately without first or contemporaneously suing the other.

     16.  Representations and Warranties.  The Guarantor hereby represents
          ------------------------------
and warrants the following:

          (a)  Financial Statements.
               --------------------

               (i) All financial statements and data that have been given to Lender by Guarantor with respect to Guarantor (A) are complete and correct in all material respects as of the date given; and
          (B) accurately present the financial condition of Guarantor on each date as of which, and the results of such Guarantor's opera-tions for the periods for which, the same have been furnished.

               (ii) All financial statements, balance statements, and any notes thereto with respect to Guarantor furnished to Lender disclose all material liabilities of Guarantor, fixed and contin-gent, as of their respective dates.

               (iii) There has been no adverse change in the financial con-dition or operations of Guarantor since the date of the most recent financial statement given to Lender with respect to Guar-antor other than changes in the ordinary course of business, none of which changes have been materially adverse individually or in the aggregate.

          (b)  Other Arrangements.  Guarantor is not in default in the
               ------------------
performance,observance or fulfillment of any of the obligations, covenants or conditions set forth in any agreement or instrument to which Guarantor is a party, a default which would or may materially and adversely affect Guarantor's ability to fulfill its obligations under this Guaranty.

          (c)  Other Information.  All other reports, papers and written
               -----------------
data and information given to Lender by Guarantor with respect to Guarantor are accurate and correct in all material respects and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter.

          (d)  Litigation.  There is not now pending against or affecting
               ----------
Guarantor, nor to the knowledge of Guarantor is there threatened, any action, suit or proceeding at law or in equity or by or before any admin-istrative agency or arbitrator which, if decided adversely to the Guaran-tor, would individually or collectively have a material adverse effect on the Guarantor.

          (e)  Taxes.  Guarantor has filed all federal, state, provincial,
               -----
county, municipal and other income tax returns required to have been filed by Guarantor and has paid all taxes that have become due pursuant to such returns or pursuant to any assessments received by Guarantor, and Guarantor does not know of any basis for any material additional assessment against it in respect of such taxes.

          (g)  Existence and Good Standing.  Guarantor is a validly
               ---------------------------
existing Florida corporation in good standing in the State of Florida and in all other jurisdictions where the nature of its business requires that it qualify as a foreign corporation.

     Guarantor knows of no facts which would, in any manner, indicate that the statements and the implications therefrom set forth in the represen-tations and warranties contained in this Section 16 are not true and complete.

     17.  Affirmative Covenants.  Guarantor covenants and agrees that, so
          ---------------------
long as this Guaranty shall remain in effect, each Guarantor will, unless the Lender shall otherwise consent in writing:

          (a)  Financial Statements.  Furnish or cause to be furnished to
               --------------------
Lender (i) the financial statements and other information relating to the Guarantor required to be delivered pursuant to the Loan Documents; and
(ii) such other information as Lender may from time to time reasonably request.

          (b)  Taxes Affecting the Guarantor.  File all United States,
               -----------------------------
state, provincial, county, municipal and other income tax returns required to be filed by them and pay before the same become delinquent all taxes that become due pursuant to such returns or pursuant to any assessments received by the Guarantor.

          (c)  Compliance with Laws.  Promptly and faithfully comply in
               --------------------
all material respects with all laws, ordinances, rules, regulations and requirements, both present and future, of every duly constituted govern-mental authority or agency having jurisdiction that may be applicable to them.

          (d)  Books and Records.  Maintain full and complete books of
               -----------------
account and other records, in form reasonably satisfactory to Lender, and furnish to Lender such information concerning the financial condition of Guarantor as Lender shall reasonably request.

          (e)  Notice.  Give prompt written notice to Lender (i) of any
               ------
action or proceeding instituted by or against the Guarantor or as to which Guarantor shall have received written notice in any court or by any com-mission or other regulatory body, or of any such proceedings threatened against the Guarantor which has a reasonable likelihood of resulting in a judgment or judgments in excess of $200,000 and (ii) of any other action, event or condition of any nature known to Guarantor or of which it should have knowledge which constitutes a default under this Guaranty or any of the Loan Documents or which, with notice or lapse of time or both, would constitute such a default, or a default of the Borrower or any other guarantor under any other contract, instrument or agreement to which any of them is a party or by which any of them or any of their respective properties or assets may be bound or to which any may be subject, which default might have a material adverse effect upon the business, operations, properties, assets or financial condition of the Guarantor.

     18.  Amendments, Etc.  No amendment or waiver of any provision of this
          ---------------
Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     19.  Notices, Demand and Other Instruments.  All notices, offers,
          -------------------------------------
acceptances, rejections, consents, requests and other communications to the Guarantor hereunder shall be in writing and shall be deemed to have been given (i) when delivered in person, or (ii) when sent by certified mail, return receipt requested, or (iii) when sent by telecopier, telex or other telegraphic means (with receipt confirmed) or (iv) on receipt after being sent by express mail or delivery service guaranteeing over-night delivery, to the following address:

          Medicore, Inc.
          2337 W. 76th Street
          Hialeah, FL  33016
          Attn:  Daniel R. Ouzts

          with a copy to:

          Lawrence E. Jaffe, Esq.
          777 Terrace Avenue - 5th Floor
          Hasbrouck Heights, NJ 07604

or to such other address as the Guarantor shall furnish by notice to the Lender in writing. Notices need not be given or made by an officer of either party but shall be deemed sufficiently given if made by the counsel of such party, and all of such notices shall be deemed in compliance hereof provided only they be given in the manner specified herein.

     20.  Breach of Warranty.  Guarantor shall be deemed to be in default
          ------------------
of this Guaranty if any representation or warranty made by Guarantor here-under, under any statement, instrument or certificate delivered by Guarantor to Lender pursuant to the provisions hereof, or under any other agreement between Guarantor and Lender made in connection with the Loans or any Banker's Acceptance shall be incapable of being given by Guarantor, or, if given, shall be determined by Lender to have been false or mis-leading in any material respect as of the date on which the same was made, or shall be breached, and in such case, Lender shall be entitled to exercise the remedies described in Section 11 hereof.

     21.  Separate Property.  Guarantor shall be fully liable under this
          -----------------
Guaranty, and Guarantor does further agree that any and all of the property of the Guarantor shall be subject to execution for any judgment or decree on or enforcing this Guaranty by a court of competent jurisdiction against Guarantor. Guarantor agrees that any property held by Guarantor as tenants-in-common or any other form of joint ownership shall also be subject to enforcement of this Guaranty, and the Guarantor hereby waives any exemption under the constitution and laws of each jurisdiction where any such separate property or other property is located.

     22.  Withholding Laws.  If under any applicable law or regulation or
          ----------------
the interpretation thereof by any governmental authority charged with the administration thereof, Guarantor shall be required to make any withholding or deduction from any payment (whether of interest or otherwise) to be made by Guarantor to Lender hereunder for or in respect of any present or future taxes, levies, imposts, duties, charges or fees of any nature, the amount due to Lender from Guarantor in respect of such payment shall be increased to the extent necessary to insure that after making such withholding or deduction, and any withholdings or deductions required to be made in respect of any such increase, Lender shall receive an amount equal to the amount which Lender would have received had no such withholding or deduction been required to be made. In the event of any such withholding or deduction, Guarantor shall deliver to Lender, forthwith after receipt by Guarantor, the official receipt or other official documentation evi-dencing the payment of the amount so withheld or deducted.

     23.  Loan Documents.  Guarantor acknowledges that its is fully famil-
          --------------
iar with the terms, provisions and conditions of the Loan Documents and that its execution of this Guaranty shall also serve as its consent to and approval of the terms and provisions thereof.

     24.  Miscellaneous.
          -------------

          (a) This Guaranty shall be governed by and construed in accor-dance with the laws of the State of Florida.

          (b) Time is of the essence hereof with respect to all obliga-tions hereunder.

          (c) The obligations and promises set forth herein shall be joint and several undertakings and liabilities of each party executing this Guaranty, and Lender may proceed hereunder against any one or more of said parties without waiving its right to proceed against any of the others.

          (d) Guarantor agrees to pay any present or future stamp or docu-mentary taxes, or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to this Guaranty.

          (e) If any term, provision, covenant or condition hereof or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all terms, provisions, covenants and conditions hereof, and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

          (f) This Guaranty may be executed in any number of counterparts, each of which shall be deemed an original hereof and all of which together shall constitute but one and the same instrument.

          (g) The use of the words "herein", "hereof", "hereunder" and any other words of similar import refer to this Guaranty as a whole and not to any particular paragraph, subparagraph or other subdivision of this Guaranty unless specifically noted otherwise in this Guaranty. The use of the word "person" in this Guaranty shall refer to and include any natural person, entity, corporation, partnership, association, firm, company, joint venture and governmental authority.

          (h) The headings of the paragraphs of this Guaranty are for con-venience of reference only, and are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

          (i) GUARANTOR AND LENDER (BY ITS ACCEPTANCE HEREOF) DO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER
OR IN CONNECTION WITH THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON
IN CONNECTION WITH THE LOANS, THE BANKER'S ACCEPTANCES OR THE LOAN DOCU-MENTS. THIS WAIVER BY GUARANTOR OF ITS RIGHT TO A JURY TRIAL IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOANS AND ISSUE THE BANKER'S ACCEPTANCES.

          (j) In the event Lender seeks to enforce this Guarantor by legal action, Guarantor hereby waives the right to be sued in the city or county of Guarantor's principal place of business. The Guarantor does hereby irrevocably and unconditionally submit to the non-exclusive jurisdiction of any United States Federal or Florida state court sitting in Dade County, Florida, in any action or proceeding arising out of or connected (directly or indirectly) to this Guaranty. Guarantor agrees that any final judgment in any such action shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the right of Lender to bring any action or proceeding against Guarantor or its property in the courts of any other jurisdiction. The foregoing consent, in advance, to the juris-diction of the above-mentioned courts is a material inducement for Lender to make the Loans and issue the Banker's Acceptances. The Guarantor agrees and consents to the service of process upon Guarantor in connection with any suit, action or proceeding arising out of or related to (directly or indirectly) this Guaranty by certified mail, return receipt requested, to the address of the Guarantor provided in Section 19 above; provided, how-ever, that the foregoing shall not affect the right of Lender to effect the service of process in any other manner provided by law.

          (k) In this Guaranty, wherever the context so requires, the neuter gender includes the masculine and/or feminine gender, the singular numbers include the plural, and the plural numbers include the singular.

          (l) This Guaranty creates a continuing obligation and the obli-gation of Guarantor hereunder shall be binding upon Guarantor and its successors, heirs, representatives and assigns and shall inure to the benefit of and be enforceable by Lender and its successors and assigns.

     IN WITNESS WHEREOF, the Guarantor has duly executed this Guaranty as of the day and year first above written.

Signed, sealed and delivered            MEDICORE, INC., a Florida
in the presence of:                     corporation

                                          /s/Thomas K. Langbein
_________________________               By____________________________
                                          Name: THOMAS K. LANGBEIN
                                          Title: Chairman of the Board,
_________________________                        CEO & President



STATE OF NEW JERSEY   )
                      )ss.:
COUNTY OF BERGEN      )

     The foregoing instrument was acknowledged before me this ____ day of Deember, 1997, by Thomas K. Langbein, the Chairman of the Board, CEO &
-------           ------------------      ----------------------------
President of MEDICORE, INC., a Florida corporation, on behalf of such
---------
corporation.  Such individual:

     -----  is personally known to me or

       X
     -----  produced U.S. Passport as identification.



                                        /s/ Nancy A. Cox
                                        ----------------------------
                                        Notary Public
                                        Printed Name of Notary:
My Commission Expires:                        Nancy A. Cox
                                        Notary Public of New Jersey
                                   My Commission Expires March 6, 2000
                                             [Notarial Seal]